Exhibit 10.8

Execution Version

AMENDMENT NO. 3 TO FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 3 TO FIRST LIEN CREDIT AGREEMENT, dated as of April 27, 2021 (this “Amendment”), is entered into by and among Convey Health Solutions, Inc., a Delaware corporation (the “Borrower”), Ares Capital Corporation, as administrative agent and collateral agent (in such capacities, including any successor thereto, the “Administrative Agent”), the Term Lenders party hereto and the Revolving Lenders party hereto.
WHEREAS, the Borrower, Convey Health Parent, Inc., a Delaware corporation (“Holdings”), the Administrative Agent, Truist Bank (f/k/a SunTrust Bank), as Priority Revolving Agent, and the lenders from time to time party thereto are party to that certain First Lien Credit Agreement dated as of September 4, 2019 (as amended by that certain Amendment No. 1 to First Lien Credit Agreement dated as of April 8, 2020 and by that certain Amendment No. 2 to First Lien Credit Agreement dated as of February 12, 2021 and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement);
WHEREAS, the Borrower has requested that the Required Lenders and the Required Facility Lenders under the Priority Revolving Facility amend certain provisions of the Credit Agreement;
WHEREAS, the parties hereto desire to amend and modify the Credit Agreement in accordance with and subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.Amendments to Credit Agreement. Section 6.01(1) of the Credit Agreement is, effective as of the Amendment No. 3 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended by adding the words “, within one hundred sixty-five (165) days after the end of the fiscal year of the Borrower ending December 31, 2020” after the words “within one hundred fifty (150) days after the end of the fiscal year of the Borrower ending December 31, 2019” appearing therein. The parties hereto hereby agree that each reference to Section 6.01 or Section 6.01(1) of the Credit Agreement in the Credit Agreement and each other Loan Document shall refer to Section 6.01 or Section 6.01(1) as amended by this Amendment:
SECTION 2.Reference to and Effect on the Loan Documents. On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Amended Credit Agreement.
(b)On and after the Amendment No. 3 Effective Date, the Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c)From and after the Amendment No. 3 Effective Date, this Amendment shall be deemed a Loan Document for all purposes under the Amended Credit Agreement and the other Loan Documents.
(d)The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 3 Effective Date.
SECTION 3.Conditions of Effectiveness.  The amendments to the Credit Agreement contained in Section 1 hereof shall become effective as of the first date (the “Amendment No. 3 Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent, each Term Lender consenting to this Amendment (the “Consenting Term Lenders”, such Consenting Term Lenders constituting Required Lenders) and each Revolving Lender consenting to this Amendment (the “Consenting Revolving Lenders”, such Consenting Revolving Lenders constituting Required Facility Lenders under the Priority Revolving Facility).
SECTION 4.Representations and Warranties.
(1)    The Borrower hereby represents and warrants to the Administrative Agent, the Term Lenders and the Revolving Lenders as of the Amendment No. 3 Effective Date that:
(a)The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action;
(b)None of the execution, delivery or performance by the Borrower of this Amendment will (i) contravene the terms of any of the Borrower’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (A) any material Contractual Obligation evidencing Indebtedness having an aggregate principal amount in excess of the Threshold Amount to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in the preceding clauses (ii) and (iii), to the extent that such breach,
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contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and by principles of good faith and fair dealing;
(d)Each Loan Party and each of its respective Restricted Subsidiaries that is a Material Subsidiary is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction);
(e)The representations and warranties of the Borrower and Holdings contained in Article V of the Amended Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates); and
(f)Immediately after giving effect to this Amendment, no Event of Default shall exist.
SECTION 5.Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Borrower, the Administrative Agent, the Required Lenders and the Required Facility Lenders under the Priority Revolving Facility. Section 10.13 of the Amended Credit Agreement is incorporated herein by reference, mutatis mutandis. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in .pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE
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STATE OF NEW YORK. Clauses (2) and (3) of Section 10.16 of the Amended Credit Agreement are incorporated herein by reference, mutatis mutandis.
SECTION 7.WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.
CONVEY HEALTH SOLUTIONS, INC.
By: /s/ Timothy Fairbanks
Name: Timothy Fairbanks
Title: Chief Financial Officer

[Amendment No. 3 to First Lien Credit Agreement]

ARES CAPITAL CORPORATION, as Administrative Agent
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES CAPITAL CORPORATION, as a Term Lender
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
CADEX CREDIT FINANCING, LLC, as
a Term Lender
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES CENTRE STREET
PARTNERSHIP, L.P., as a Term Lender
By: Ares Centre Street GP, Inc., as general partner
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES JASPER FUND HOLDINGS,
LLC, as a Term Lender
By: Ares Capital Management LLC, as
servicer
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

ARES ND CSF HOLDINGS LLC, as
a Term Lender
By: Ares Capital Management LLC, as
servicer
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES CSIDF HOLDINGS, LLC, as
a Term Lender
By: Ares Capital Management LLC, as
servicer
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES SDL HOLDINGS (U), INC., as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES SFERS HOLDINGS LLC, as a
Term Lender
By: Ares Capital Management LLC, its
servicer
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
CHIMNEY TOPS LOAN FUND, LLC, as
a Term Lender
By: Ares Capital Management LLC, its
Account Manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

AC AMERICAN FIXED INCOME IV,
L.P., as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
FEDERAL INSURANCE COMPANY, as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
GREAT AMERICAN INSURANCE COMPANY, as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
GREAT AMERICAN LIFE
INSURANCE COMPANY, as a Term
Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

BOWHEAD IMC LP, as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
AN CREDIT STRATEGIES FUND, L.P.,
as a Term Lender
By: Ares Capital Management LLC, its
investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES DIVERSIFIED CREDIT STRATEGIES FUND (S), L.P., as a Term Lender
By: Ares Capital Management LLC, its investment manager
By: Ares Capital Management LLC, its sub-advisor
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ADF I HOLDINGS LLC, as a Term
Lender
By: Ares Capital Management LLC, as
servicer
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

SDL FINANCE 1 LP, as a Term Lender
By: Ares Capital Management LLC, as
servicer
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
SDL FINANCE 2 LP, as a Term Lender
By: Ares Capital Management LLC, as
servicer
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
SWISS REINSURANCE AMERICA CORPORATION, as a Term Lender
By: Ares Capital Management LLC, its investment manager
By: /s/
Name: Scott Lem
Title: Authorized Signatory
DIVERSIFIED LOAN FUND –
PRIVATE DEBT A S.A R.L, as a Term
Lender
By: Ares Management Limited, its portfolio manager
By: Ares Capital Management LLC, its subadvisor
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

SA REAL ASSETS 20 LIMITED, as a
Term Lender
By: Ares Management LLC, its investment manager
By: Ares Capital Management LLC, as subadvisor
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
ARES SENIOR DIRECT LENDING PARALLEL FUND (U) B, L.P., as a Term Lender
By: Ares Capital Management LLC, its investment manager
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
IVY HILL MIDDLE MARKET CREDIT FUND XVI, LTD., as a Term Lender
By:
Name:
Title:
IVY HILL MIDDLE MARKET CREDIT FUND XVII, LTD., as a Term Lender
By:
Name:
Title:
ARES CAPITAL CP FUNDING LLC, as a Term Lender
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory
[Amendment No. 3 to First Lien Credit Agreement]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND
SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P., as a Term Lender
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor
By: /s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

IVY HILL MIDDLE MARKET CREDIT FUND XVI, LTD.,
By: Ivy Hill Asset Management, L.P., as Portfolio Manager, as a Term Lender
By: /s/ Kevin Braddish
Name: Kevin Braddish
Title: President
IVY HILL MIDDLE MARKET CREDIT FUND XVII, LTD.,
By: Ivy Hill Asset Management, L.P., as its Sole Member, as a Term Lender
By: /s/ Kevin Braddish
Name: Kevin Braddish
Title: President

[Amendment No. 3 to First Lien Credit Agreement]

NEW MOUNTAIN FINANCE
HOLDINGS, L.L.C., as a Term Lender
By: /s/ James W. Stone
Name: James W. Stone
Title: Authorized Signatory
NEW MOUNTAIN GUARDIAN III SPV
L.L.C., as a Term Lender
By: /s/ James W. Stone
Name: James W. Stone
Title: Authorized Signatory
NMF SLF I SPV, L.L.C.
By: New Mountain Finance Advisers
BDC, L.L.C.,
its Manager, as a Term Lender
By: /s/ James W. Stone
Name: James W. Stone
Title: Authorized Signatory
NEW MOUNTAIN FINANCE SBIC, L.P., as a Term Lender
By: /s/ James W. Stone
Name: James W. Stone
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

PSP INVESTMENTS CREDIT USA
LLC, as a Term Lender
By: /s/ Ian Palmer
Name: Ian Palmer
Title: Authorized Signatory
By: /s/ Charlotte E. Muellers
Name: Charlotte E. Muellers
Title: Authorized Signatory

[Amendment No. 3 to First Lien Credit Agreement]

TRUIST BANK, as a Priority Revolving Agent, Issuing Bank and Swing Line Lender
By: /s/ James W. Ford
Name: James W. Ford
Title: Managing Director

[Amendment No. 3 to First Lien Credit Agreement]